STOCK PURCHASE AGREEMENT
                            ------------------------

     This Stock Purchase Agreement (the "Agreement") is made and entered into this 7th day of July, 2006, by and among Texas S&I, Inc., a Texas corporation (the "Company"), John Abdulla (the "Seller"), and Rick's Cabaret International, Inc., a Texas corporation ("Purchaser" or "Rick's").

     WHEREAS, Seller owns 1,000 shares of common stock, no par value of the Company, which shares represents 100% of all of the shares of capital stock of the Company presently outstanding; and

     WHEREAS, the shares of common stock owned by Seller are hereinafter collectively referred to as the "Shares"; and

     WHEREAS, the Company owns and operates an adult entertainment facility known as "Club Exotica" located at 4102 Naco Perrin Street, San Antonio, Texas 78217; and

     WHEREAS, the Seller desires to sell the Shares of the Company to Purchaser on the terms and conditions set forth herein; and

     WHEREAS, Purchaser desires to purchase the Shares of the Company from Seller on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements and the respective representations and warranties herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                         PURCHASE AND SALE OF THE SHARES

     Section  1.1     Sale  of  the Shares.  Subject to the terms and conditions
                      --------------------
set forth in this Agreement, at the Closing (as hereinafter defined) the Seller hereby agrees to sell, transfer, convey and deliver to Purchaser all of the Shares of common stock of the Company, free and clear of all encumbrances, which represents all of the outstanding capital stock of the Company, and shall deliver to Purchaser stock certificates representing the Shares, duly endorsed to Purchaser or accompanied by duly executed stock powers in form and substance satisfactory to Purchaser.

     Section  1.2     Purchase  Price.  As consideration for the purchase of the
                      ---------------
Shares, Purchaser shall pay to Seller a total consideration of $125,000 (the "Purchase Price") payable as follows:

     (a) $45,000 shall be paid by check or wire transfer to the Seller at the Closing of the transaction;
     (b) $10,000 shall be paid by check or wire transfer to Perrin Plaza Shopping Center, the Landlord of the existing lease at 4102 Naco Perrin Street, San Antonio, Texas 78217 at the Closing of the transaction; and
     (c) $70,000, as evidenced by a Promissory Note payable to the Seller bearing interest at four percent (4%) per annum, payable monthly, and amortized over five (5) years (the "Promissory Note").

                                   ARTICLE II
                                     CLOSING

     Section  2.1     The Closing.  The closing of the transactions contemplated
                      -----------
by this Agreement shall take place on or before July 10, 2006 (the "Closing Date"), at the offices of Axelrod, Smith and Kirshbaum, 5300 Memorial Drive, Suite 700, Houston, Texas 77007, or at such other time and place as agreed upon among the parties hereto (the "Closing").

     Section  2.2     Delivery  and  Execution.  At  the Closing: (a) the Seller
                      ------------------------
shall deliver to Purchaser certificates evidencing the Shares of the Company, free and clear of any liens, claims, equities, charges, options, rights of first refusal or encumbrances, duly endorsed to Purchaser or accompanied by duly executed stock powers in form and substance satisfactory to Purchaser against delivery by Purchaser to the Seller of payment in an amount equal to the Purchase Price of the Shares being purchased by Purchaser in the manner set forth in Section 1.2; and (b) the Related Transactions (as defined below) shall be consummated concurrently with the Closing.

     Section 2.3     Related Transactions.  In addition to the purchase and sale
                     --------------------
of the Shares, the following actions shall take place contemporaneously at the Closing (collectively, the "Related Transactions"):

     (i) The Seller will enter into a five (5) year covenant not to compete pursuant to the terms of which the Seller will agree not to compete, either directly of indirectly, with the Purchaser by operating an establishment featuring live adult entertainment within the corporate limits of the city of San Antonio, Texas; and

     (ii) The Landlord for the existing lease agreement for the location where Club Exotica is located shall consent to the transaction contemplated by this Agreement and shall confirm that the initial option to renew and extend the lease for an additional five (5) year period from the end of the present term of the lease has been approved and effected.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                          OF THE SELLER AND THE COMPANY

     The Seller and the Company, jointly and severally, hereby represent and warrant to Purchaser as follows:

     Section 3.1.    Organization, Good Standing and Qualification.  The Company
                     ---------------------------------------------
(i) is an entity duly organized, validly existing and in good standing under the laws of the state of Texas, (ii) has all requisite power and authority to carry on its business, and (iii) is duly qualified to transact business and is in good standing in all jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect to the Seller or the Company.


                       Stock Purchase Agreement - Page 2

     At Closing, the authorized capital stock of the Company consists of 100,000 shares of common stock, no par value, of which 1,000 shares are validly issued and outstanding. There are no shares of preferred stock authorized or issued and there is no other class of capital stock authorized or issued by the Company. All of the issued and outstanding shares of common stock of the Company are owned by the Seller and are fully paid and non-assessable. None of the shares issued are in violation of any preemptive rights. The Company has no obligation to repurchase, reacquire, or redeem any of its outstanding capital stock. There are no outstanding securities convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company, there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating the Company to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock, and there are no agreements or understandings with respect to the voting, sale, transfer or registration of any shares of capital stock of the Company.

     Section 3.2     Subsidiaries.  The  Company  has  no  subsidiaries
                     ------------

     Section 3.3     Ownership of the Shares.  The Seller owns, beneficially and
                     -----------------------
of record, all of the Shares of the Company free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances. The Seller has the unrestricted right and power to transfer, convey and deliver full ownership of the Shares without the consent or agreement of any other person and without any designation, declaration or filing with any governmental authority. Upon the transfer of the Shares to Purchaser as contemplated herein, Purchaser will receive good and valid title thereto, free and clear of any liens, claims, equities, charges, options, rights of first refusal, encumbrances or other restrictions (except those imposed by applicable securities laws).

     Section  3.4     Authorization.  Seller  represents  that he is a person of
                      -------------
full age of majority, with full power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby by for himself. All action on the part of Seller necessary for the authorization, execution, delivery and performance of this Agreement by him has been taken and will be taken prior to Closing. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid and binding obligations of Seller enforceable against him in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization and other similar laws of general application affecting creditors' rights generally or by general equitable principles.

     All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company has been taken or will be taken prior to the Closing. The Company has the requisite corporate power and authority to execute, deliver and perform this Agreement. This Agreement, when duly executed and delivered in accordance with its terms, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, and other similar laws of general application relating to or affecting creditors' rights and to general equitable principles.

     Section 3.5      No Breaches or  Defaults.  The  execution,  delivery,  and
                      ------------------------
performance of this Agreement by the Seller and the Company does not: (i) conflict with, violate, or constitute a breach of or a default under, (ii) result in the creation or imposition of any lien, claim, or encumbrance of any kind upon the Shares, or (iii) require any authorization, consent, approval, exemption, or other


                       Stock Purchase Agreement - Page 3
action by or filing with any third party or Governmental Authority under any provision of: (a) any applicable Legal Requirement, or (b) any credit or loan agreement, promissory note, or any other agreement or instrument to which the Seller or the Company is a party or by which the Shares may be bound or affected. For purposes of this Agreement, "Governmental Authority" means any foreign governmental authority, the United States of America, any state of the United States, and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau, court, or similar entity, having jurisdiction over the parties hereto or their respective assets or properties. For purposes of this Agreement, "Legal Requirement" means any law, statute, injunction, decree, order or judgment (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority.

     Section  3.6     Consents.  No  permit,  consent, approval or authorization
                      --------
of, or designation, declaration or filing with, any Governmental Authority or any other person or entity is required on the part of the Seller or the Company in connection with the execution and delivery by the Seller or the Company of this Agreement or the consummation and performance of the transactions contemplated hereby.

     Section  3.7     Pending  Claims.  There  is  no  claim, suit, arbitration,
                      ---------------
investigation, action or other proceeding, whether judicial, administrative or otherwise, now pending or, to the best of the Seller's or the Company's knowledge, threatened against Seller or the Company or their respective properties, assets, operations or businesses before any court, arbitration, administrative or regulatory body or any governmental agency which may result either singly or in the aggregate in any judgment, order, award, decree, liability or other determination which will or could reasonably be expected to have any effect upon Seller or the Company or its prospects, results of operation, properties, liabilities, assets, financial condition or business or the transfer by Seller to Purchaser of the Shares under this Agreement, nor is there any basis known to Seller for any such action. No litigation is pending, or, to Seller's or the Company's knowledge, threatened against Seller or the Company, or their assets or properties which seeks to restrain or enjoin the execution and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated thereby or hereby. Neither Seller nor the Company is subject to any judicial injunction or mandate or any quasi-judicial or administrative order or restriction directed to or against them or which would affect the Company or the Shares to be transferred under this Agreement.

     Section  3.8     Taxes.  The  Company  has  timely and accurately filed all
                      -----
federal, state, foreign and local tax returns and reports required to be filed prior to such dates and have timely paid all taxes shown on such returns as owed for the periods of such returns, including all sales taxes and withholding or other payroll related taxes shown on such returns. The Company has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and is not delinquent in the payment of any tax or governmental charge of any nature. No assessments or notices of deficiency or other communications have been received by the Company with respect to any tax return which has not been paid, discharged or fully reserved against and no amendments or applications for refund have been filed or are planned with respect to any such return. There are no agreements between the Company and any taxing authority, including, without limitation, the Internal Revenue Service, waiving or extending any statute of limitations with respect to any tax return.


                       Stock Purchase Agreement - Page 4

     Section  3.9     Compliance  with  Laws.  The  Company is, and at all times
                      ----------------------
prior to the date hereof have been, to the best of its knowledge, in compliance with all statutes, orders, rules, ordinances and regulations applicable to it or to the ownership of their assets or the operation of their businesses, except for failures to be in compliance that would not have a material adverse effect on the business, properties, condition (financial or otherwise) or prospects of the Company. Seller and the Company have no basis to expect, nor have they received, any order or notice of any such violation or claim of violation of any such statute, order, rule, ordinance or regulation by the Company. Exhibit 3.9 sets forth all licenses and permits held by the Company used in the operation of its businesses, all of which are in good standing and in effect as of the Closing Date. These licenses and permits represent all of the licenses and permits required by the Company for the operation of their business.

     Section  3.10     Title  to Properties; Encumbrances.  The Company has good
                       ----------------------------------
and marketable title to all of its properties and assets, real and personal, tangible and intangible, that are material to the condition (financial or otherwise), business, operations or prospects of the Company, free and clear of all mortgages, claims, liens, security interests, charges, leases, encumbrances and other restrictions of any kind and nature, except (i) statutory liens not yet delinquent and (ii) such liens consisting of zoning or planning restrictions, imperfections of title, easements and encumbrances, if any, as do not materially detract from the value or materially interfere with the present use of the property or assets subject thereto or affected thereby. At the time of Closing, the assets of the Company shall include, but shall not be limited to, the Corporate Real Property identified on Exhibit 3.10, including improvements, furniture, fixtures, appliances and all other personalty owned by the Company and located thereon, which it owns free and clear of any mortgages, liens, claims, security interests, charges, rights of first refusal or encumbrances and the assets set forth in the Company's 2005 corporate income tax return, along with all equipment and fixtures located on the premises at 5002 N. Shepherd as of the Closing Date.

     Section  3.11     Financial  Statements.  Seller  and  the  Company  have
                       ---------------------
delivered to Rick's the unaudited balance sheets of the Company as of May 31, 2006, together with the related unaudited statements of income, for the periods then ended (collectively referred to as the "Financial Statements"). Such Financial Statements, including the related notes, are in accordance with the books and records of the Company and fairly represent the financial position of the Company and the results of operations and changes in financial position of the Company as of the dates and for the periods indicated, in each case in conformity with generally accepted accounting principles applied on a consistent basis. Except as, and to the extent reflected or reserved against in the Financial Statements, the Company, as of the date of the Financial Statements, has no material liability or obligation of any nature, whether absolute, accrued, continued or otherwise, not fully reflected or reserved against in the Financial Statements. As of the Closing Date, Seller and the Company represent there have been no adverse changes in the financial condition or other operations, business, properties or assets of the Company.

     Section  3.12     No Liabilities.  As of the  Closing Date the Company does
                       --------------
not and shall not have any obligation or liability (contingent or otherwise) to any third party, except as disclosed on Exhibit 3.12.

     Section  3.13     Contracts  and  Leases.  Except  as  disclosed in Exhibit
                       ----------------------
3.13, the Company (i) has no leases of personal property relating to the assets of the Company, whether as lessor or lessee;


                       Stock Purchase Agreement - Page 5

(ii) has no contractual or other obligations relating to the assets of the Company, whether written or oral; and (iii) has not given any power of attorney to any person or organization for any purpose relating to the assets of the Company. The Company has an existing real estate lease agreement covering the real property where the Company operates its business located at 4102 Naco Perrin Street, San Antonio, Texas 78217. The Company has furnished Purchaser a copy of each and every contract, lease or other document relating to the assets of the Company to which they are subject or are a party or a beneficiary. To Seller's and the Company's knowledge, such contracts, leases or other documents are valid and in full force and effect according to their terms and constitutes a legal, valid and binding obligation of the Company and the other respective parties thereto and are enforceable in accordance with their terms. Neither Seller nor the Company have any knowledge of any default or breach under such contracts, leases or other documents or of any pending or threatened claims under any such contracts, leases or other documents. Neither the execution of this Agreement, nor the consummation of all or any of the transactions contemplated under this Agreement, will constitute a breach or default under any such contracts, leases or other documents which would have a material adverse effect on the financial condition of the Company for the operation of its business after the Closing.

     Section  3.14     Material  Agreements;  Action.   There  are  no  material
                       -----------------------------
contracts, agreements, commitments, understandings or proposed transactions, whether written or oral, to which Seller or the Company is a party or by which they are bound.

     Section  3.15     No Default.  Neither Seller nor the Company is in default
                       ----------
under any term or condition of any instrument evidencing, creating or securing any indebtedness of Seller or the Company, and there has been no default in any material obligation to be performed by Seller or the Company under any other contract, lease, agreement, commitment or undertaking to which it is a party or by which it or its assets or properties are bound, nor have Seller or the Company waived any material right under any such contract, lease, agreement, commitment or undertaking.

     Section  3.16     Books  and  Records.  The books of account, minute books,
                       -------------------
stock record books and other records of the Company, all of which have been made available to Purchaser, are accurate and complete and have been maintained in accordance with sound business practices. Upon Closing, all books and records will be in the possession of Seller or the Company.

     Section  3.17      Disclosure.  No representation or warranty of the Seller
                        ----------
or the Company contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  3.18     Brokerage  Commission.  No  broker or finder has acted on
                       ---------------------
behalf of Seller or the Company in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Seller or the Company.


                       Stock Purchase Agreement - Page 6

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                                  OF PURCHASER

     Rick's hereby represents and warrants to the Sellers and the Company as follows:

     Section  4.1     Authorization.  Rick's  is a corporation duly organized in
                      -------------
the state of Texas and has full power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby. All action on the part of Rick's necessary for the authorization, execution, delivery and performance of this Agreement by it has been taken and will be taken prior to Closing. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid, and binding obligations of Rick's enforceable against Rick's in accordance with its terms, except as may be limited by bankruptcy, insolvency, and other similar laws affecting creditors' rights generally or by general equitable principles.

     Section  4.2     No  Breaches  or  Defaults.  The  execution, delivery, and
                      --------------------------
performance of this Agreement by Rick's does not: (i) conflict with, violate, or constitute a breach of or a default under or (ii) require any authorization, consent, approval, exemption, or other action by or filing with any third party or Governmental Authority under any provision of: (a) any applicable Legal Requirement, or (b) any credit or loan agreement, promissory note, or any other agreement or instrument to which Rick's is a party.

     Section  4.3     Consents.  No  permit,  consent, approval or authorization
                      --------
of, or designation, declaration or filing with, any Governmental Authority or any other person or entity is required on the part of Rick's in connection with the execution and delivery by Rick's of this Agreement or the consummation and performance of the transactions contemplated hereby other than as required under the federal securities laws.

     Section  4.4      Disclosure.  No  representation  or  warranty  of  Rick's
                       ----------
contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  4.5     Brokerage  Commission.  No  broker  or finder has acted on
                      ---------------------
behalf of Rick's in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Rick's.


                                    ARTICLE V
                             COVENANT OF THE SELLER,
                              COMPANY AND PURCHASER

     Section 5.1     Conduct of Business.  From the date of the execution hereof
                     -------------------
until the Closing Date, Seller and the Company shall operate the business of the Company in the ordinary course consistent with past practices, and:


                       Stock Purchase Agreement - Page 7

     (a) the Company will not authorize, declare, pay or effect any dividend or liquidation or other distribution in respect of the stock of the Company or other equity interest or any direct or indirect redemption, purchase or other acquisition of any equity interest of the Company;

     (b) the Company will not make any changes in its condition (financial or otherwise), liabilities, assets, or business or in any of its business relationships, including relationships with suppliers or customers, that, when considered individually or in the aggre-gate, might reasonably be expected to have a material adverse effect on the Company;

     (c) the Company will not increase the salary or other compensation payable or to become payable by the Company to any employee, or the declaration, payment, or commitment or obligation of any kind for the pay-ment by the Company of a bonus or other additional salary or compensation to any such person;

     (d) the Company will not sell, lease, transfer or assign any of their assets, tangible or intangible, other than for a fair consideration in the ordinary course of business;

     (e) the Company will not accelerate, terminate, modify or cancel any agreement, contract, lease or license (or series of related agreements, contracts, leases and licenses) involving more than $5,000 to which the Company is a party;

     (f) the Company will not make any loans to any person or entity, or guarantee any loan;

     (g) the Company will not waive or release any right or claim held by the Company;

     (h) the Company will operate its business in the ordinary course and consistent with past practices so as to preserve its business organization intact, to retain the ser-vices of its employees and to preserve its goodwill and relationships with suppliers, creditors, cus-tomers, and others having business relationships with it;

     (i) the Company will not issue any note, bond or other debt security or create, incur or assume, or guarantee any indebtedness for borrowed money or capitalized lease obligations;

     (j) the Company will not delay or postpone the payment of accounts payable and other liabilities outside the ordinary course of business;

     (k) the Company will not make any loan to, or enter into any other transaction with, any of its directors, officers, employees or shareholders;

     (l) the Company will not issue, sell or otherwise dispose of any of its equity securities, or create, sell or dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of its equity securities;


                       Stock Purchase Agreement - Page 8

     (m) the Company will not be a party to any merger, consolidation or other business combination; and

     (n)  the Company  will  not  agree  to  take  any  action described in this
          Section  5.1.


                                   ARTICLE VI
                         CONDITIONS TO CLOSING OF SELLER
                                 AND THE COMPANY

     Each obligation of Seller and the Company to be performed on the Closing Date shall be subject to the satisfaction of each of the conditions stated in this Article VI, except to the extent that such satisfaction is waived by Seller and the Company in writing.

     Section  6.1     Representations  and  Warranties  Correct.  The
                      -----------------------------------------
representations and warranties made by Purchaser contained in this Agreement shall be true and correct as of the Closing Date.

     Section  6.2     Covenants.  All  covenants,  agreements  and  conditions
                      ---------
contained in this Agreement to be performed by Purchaser on or prior to the Closing Date shall have been performed or complied with in all respects.

     Section 6.3     Delivery of Certificate.  Purchaser shall provide to Seller
                     -----------------------
and the Company Certificates, dated the Closing Date and signed by the President of Purchaser to the effect set forth in Section 6.1 and 6.2 for the purpose of verifying the accuracy of such representations and warranties and the performance and satisfaction of such covenants and conditions.

     Section  6.4     Payment  of Purchase Price.  Purchaser shall have tendered
                      --------------------------
the Purchase Price for the Shares as referenced in Section 1.2 to the Seller concurrently with the Closing.

     Section  6.5  Related  Transactions.  The  Related Transaction set forth in
                   ---------------------
Section 2.3 shall be consummated concurrently with the Closing.

     Section 6.6     Corporate Resolutions.  Purchaser shall provide resolutions
                     ---------------------
of the Board of Directors of the Purchaser which approve the transactions contemplated herein and authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party dated as of the Closing Date.

     Section  6.7     Absence  of Proceedings.  No action, suit or proceeding by
                      -----------------------
or before any court or any governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against Purchaser.


                       Stock Purchase Agreement - Page 9

                                   ARTICLE VII
                            CONDITIONS TO CLOSING OF
                                    PURCHASER

     Each obligation of Purchaser to be performed on the Closing Date shall be subject to the satisfaction of each of the conditions stated in this Article VII, except to the extent that such satisfaction is waived by Purchaser in writing.

     Section  7.1     Representations  and  Warranties  Correct.  The
                      -----------------------------------------
representations and warranties made by the Seller and the Company hereof shall be true and correct as of the Closing Date.

     Section  7.2     Covenants.  All  covenants,  agreements  and  conditions
                      ---------
contained in this Agreement to be performed by the Seller and the Company on or prior to the Closing Date shall have been performed or complied with in all respects.

     Section  7.3     Delivery  of  Certificate.  Seller  and  the Company shall
                      -------------------------
provide to Purchaser certificates, dated the Closing Date and signed by the Seller and by the President of the Company, respectively, to the effect set forth in Section 7.1 and 7.2 for the purpose of verifying the accuracy of such representations and warranties and the performance and satisfaction of such covenants and conditions.

     Section  7.4     Delivery  of  Shares.  Seller  shall  have  delivered
                      --------------------
certificates evidencing the Shares of the Company, duly endorsed to Purchaser or accompanied by duly executed stock powers in form and substance satisfactory to Purchaser.

     Section 7.5     Related Transactions.  The Related Transaction set forth in
                     --------------------
Section 2.3 shall be consummated concurrently with the Closing.

     Section  7.6     Corporate  Resolutions.  The  Company  shall  provide  to
                      ----------------------
Purchaser a corporate resolution of the Board of Directors of the Company, which approves the transactions contemplated herein and authorizes the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party dated as of the Closing Date.

     Section 7.7     Consents; Transfer of Licenses.  All necessary transfers of
                     ------------------------------
licenses and leases required for the continued operation of the business of the Company shall have been obtained. All business licenses of the Company shall be in full force and effect.

     Section  7.8    Resignation.  The  Officers  and  Directors  of the Company
                     -----------
shall have provided to Purchaser their written resignations.

     Section  7.9     Absence  of Proceedings.  No action, suit or proceeding by
                      -----------------------
or before any court or any governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against the Company or any of its assets.


                       Stock Purchase Agreement - Page 10

                                  ARTICLE VIII
                                 INDEMNIFICATION

     Section  8.1     Indemnification  from  Seller and the Company.  Seller and
                      ---------------------------------------------
the Company, jointly and severally, hereby agree to and shall indemnify, defend (with legal counsel reasonably acceptable to Purchaser), and hold Purchaser, its officers, directors, employees, shareholders, affiliates, assigns, agents and legal counsel (collectively, the "Purchaser Group") harmless at all times after the date of this Agreement, from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonable attorneys' fees and costs of any suit related thereto) suffered or incurred by any of the Purchaser Group arising from: (a) any misrepresentation by, or breach of any covenant or warranty of the Seller or the Company contained in this Agreement, or any exhibit, certificate, or other instrument furnished or to be furnished by Seller or the Company hereunder; (b) any nonfulfillment of any agreement on the part of Seller or the Company under this Agreement; (c) from any liability or obligation due to any third party by the Company incurred at or prior to the Closing Date; or (d) any suit, action, proceeding, claim or investigation against Purchaser which arises from or which is based upon or pertaining to Seller's or the Company's conduct or the operation or liabilities of the business of the Company prior to the Closing Date.

     Section  8.2     Indemnification  from  Purchaser.  Purchaser agrees to and
                      --------------------------------
shall indemnify, defend (with legal counsel reasonably acceptable to the Seller) and hold the Seller, the Company, its officers, directors, employees, shareholders, agents, affiliates, legal counsel, successors and assigns (collectively, the "Seller's Group") harmless at all times after the date of the Agreement from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonably attorney's fees and costs of any suit related thereto) suffered or incurred by any of the Seller's Group, arising from (a) any misrepresentation by, or breach of any covenant or warranty of Purchaser contained in this Agreement or any exhibit, certificate, or other agreement or instrument furnished or to be furnished by Purchaser hereunder; (b) any nonfulfillment of any agreement on the part of Purchaser under this Agreement; or (c) any suit, action, proceeding, claim or investigation against Seller which arises from or which is based upon or pertaining to Purchaser conduct or the operation of the business of the Company subsequent to the Closing Date.

     Section 8.3     Defense of Claims.  If any lawsuit or enforcement action is
                     -----------------
filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event not less than fifteen (15) days prior to any hearing date or other date by which action must be taken); provided that the failure of any indemnified party to give timely notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense; and such indemnified party shall cooperate in all reasonable respects, at its cost, risk and expense, with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in such investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The indemnifying party shall not, without the prior written consent of the


                       Stock Purchase Agreement - Page 11
indemnified party, effect any settlement of any proceeding in respect of which any indemnified party is a party and indemnity has been sought hereunder unless such settlement of a claim, investigation, suit, or other proceeding only involves a remedy for the payment of money by the indemnifying party and includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     Section  8.4     Default  of  Indemnification  Obligation.  If an entity or
                      ----------------------------------------
individual having an indemnification, defense and hold harmless obligation, as above provided, shall fail to assume such obligation, then the party or entities or both, as the case may be, to whom such indemnification, defense and hold harmless obligation is due shall have the right, but not the obligation, to assume and maintain such defense (including reasonable counsel fees and costs of any suit related thereto) and to make any settlement or pay any judgment or verdict as the individual or entities deem necessary or appropriate in such individuals or entities absolute sole discretion and to charge the cost of any such settlement, payment, expense and costs, including reasonable attorneys' fees, to the entity or individual that had the obligation to provide such indemnification, defense and hold harmless obligation and same shall constitute an additional obligation of the entity or of the individual or both, as the case may be.


                                   ARTICLE IX
                                  MISCELLANEOUS

     Section  9.1     Amendment;  Waiver.  Neither  this  Agreement  nor  any
                      ------------------
provision hereof may be amended, modified or supplemented unless in writing, executed by all the parties hereto. Except as otherwise expressly provided herein, no waiver with respect to this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy by any party, and no course of dealing between or among any of the parties, shall constitute a waiver of, or shall preclude any other or further exercise of, any right, power or remedy.

     Section  9.2     Notices.  Any  notices or other communications required or
                      -------
permitted hereunder shall be sufficiently given if in writing and delivered in Person, transmitted by facsimile transmission (fax) or sent by registered or certified mail (return receipt requested) or recognized overnight delivery service, postage pre-paid, addressed as follows, or to such other address has such party may notify to the other parties in writing:

     (a)  if to the Seller:           John Abdulla
                                      5868  Westheimer,  Ste.  601
                                      Houston,  Texas  77057

     (b)  if to Purchaser:            Rick's Cabaret International, Inc.
                                      Attn:  President
                                      10959  Cutten  Road
                                      Houston,  Texas  77066


                       Stock Purchase Agreement - Page 12
          with a copy to:             Robert D. Axelrod
                                      Axelrod,  Smith  &  Kirshbaum
                                      5300  Memorial  Drive,  Suite  700
                                      Houston,  Texas  77007

A notice or communication will be effective (i) if delivered in Person or by overnight courier, on the business day it is delivered, (ii) if transmitted by telecopier, on the business day of actual confirmed receipt by the addressee thereof, and (iii) if sent by registered or certified mail, three (3) business days after dispatch.

     Section  9.3     Severability.  Whenever  possible,  each provision of this
                      ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     Section  9.4     Assignment;  Successors  and Assigns.  Except as otherwise
                      -----------  -----------------------
provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the parties hereto. No party hereto may assign its rights or delegate its obligations under this Agreement without the prior written consent of the other parties hereto, which consent will not be unreasonably withheld.

     Section  9.5     Survival of Representations, Warranties and Covenants. All
                      -----------------------------------------------------
representations and warranties made in, pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement for the maximum period allowed by law.

     Section  9.6     Entire  Agreement.  This Agreement and the other documents
                      -----------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede and cancel all prior representations, alleged warranties, statements, negotiations, undertakings, letters, acceptances, understandings, contracts and communications, whether verbal or written among the parties hereto and thereto or their respective agents with respect to or in connection with the subject matter hereof.

     Section  9.7     Choice  of  Law.  This Agreement shall be governed by, and
                      ---------------
construed in accordance with, the laws of the State of Texas, without regard to principles of conflict of laws. In any action between or among any of the parties, whether arising out of this Agreement or otherwise, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in Harris County, Texas.

     Section  9.8     Counterparts  and  Facsimiles.  This  Agreement  may  be
                      -----------------------------
executed in multiple counterparts and in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute and be deemed to be one and the same instrument and each of which shall be considered and deemed an original for all purposes. This Agreement shall be effective with the facsimile signature of any of the parties set forth below and the facsimile signature shall be deemed as an original signature for all purposes and the Agreement shall be deemed as an original for all purposes.


                       Stock Purchase Agreement - Page 13

     Section  9.9     Costs  and  Expenses.   Each  party  shall  pay  their own
                      --------------------
respective fees, costs and disbursements incurred in connection with this Agreement.

     Section  9.10     Section Headings.  The section and subsection headings in
                       ----------------
this Agreement are used solely for convenience of reference, do not constitute a part of this Agreement, and shall not affect its interpretation.

     Section  9.11     No  Third-Party Beneficiaries.  Nothing in this Agreement
                       -----------------------------
will confer any third party beneficiary or other rights upon any person (specifically including any employees of The Company) or any entity that is not a party to this Agreement.

     Section  9.12     Validity.  The  invalidity  or  unenforceability  of  any
                       --------
provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

     Section  9.13     Further  Assurances.  Each  party  covenants  that at any
                       -------------------
time, and from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably be requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

     Section  9.14     Exhibits  Not Attached.  Any exhibits not attached hereto
                       ----------------------
on the date of execution of this Agreement shall be deemed to be and shall become a part of this Agreement as if executed on the date hereof upon each of the parties initialing and dating each such exhibit, upon their respective acceptance of its terms, conditions and/or form.



                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE.]



                       Stock Purchase Agreement - Page 14

     IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement to become effective as of the date first set forth above.

                                        TEXAS S&I, INC.

                                          /s/  John Abdulla
                                        -----------------------------------
                                        By:  John Abdulla, President
                                        Date:
                                              ------------------------


                                        JOHN ABDULLA

                                          /s/  John Abdulla
                                        -----------------------------------
                                        John Abdulla, Individually
                                        Date:
                                              ------------------------


                                        RICK'S CABARET INTERNATIONAL, INC.

                                          /s/  Eric  Langan
                                        -----------------------------------
                                        By:  Eric Langan, CEO/President
                                        Date:
                                              ------------------------


                       Stock Purchase Agreement - Page 15

                                    EXHIBITS